UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (Formerly, Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.)

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2013

Item 1: Schedule of Investments The schedule of investments for the three month period ended January 31, 2013 is filed herewith.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited)

January 31, 2013

No. of
Shares		Description	Value
EQUITY SECURITIES-99.4%
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES-97.9%
ARGENTINA-2.2%
ENERGY EQUIPMENT & SERVICES-2.2%
102,000		Tenaris S.A., ADR (cost $4,189,347)	$4,291,140

ASIA-0.1%
VENTURE CAPITAL-0.1%
3,622,118	(a)	TVG Asian Communications Fund II, L.P.(b)(c)(d)(e)(f) (cost $711,954)	111,797

BRAZIL-5.6%
OIL, GAS & CONSUMABLE FUELS-2.2%
180,000		Ultrapar Participacoes S.A.	4,345,093

REAL ESTATE MANAGEMENT & DEVELOPMENT-2.2%
156,000		Multiplan Empreendimentos Imobiliarios S.A.	4,508,399

TRANSPORTATION INFRASTRUCTURE-1.2%
149,000		Wilson Sons Limited, BDR	2,393,607
		Total Brazil (cost $8,604,701)	11,247,099

CHILE-2.7%
ELECTRIC UTILITIES-1.1%
5,600,000		Enersis S.A.	2,210,057

WIRELESS TELECOMMUNICATION SERVICES-1.6%
143,132		ENTEL Chile S.A.	3,112,886
		Total Chile (cost $4,426,910)	5,322,943

HONG KONG-14.2%
CHEMICALS-0.7%
1,168,500		Yingde Gases	1,313,835

MARINE-1.1%
3,788,000		Pacific Basin Shipping Limited(d)	2,213,568

REAL ESTATE MANAGEMENT & DEVELOPMENT-3.8%
586,000		Hang Lung Group Limited(d)
261,500		Swire Pacific Limited(d)	3,552,329
183,050		Swire Properties Limited(d)	3,361,500
			669,177
			7,583,006

WIRELESS TELECOMMUNICATION SERVICES-8.6%
1,570,172		China Mobile Limited(d)	17,178,648
		Total Hong Kong (cost $25,783,572)	28,289,057

INDIA-8.1%
CONSTRUCTION MATERIALS-2.6%
145,000		Ultratech Cement Limited(d)	5,187,521

IT SERVICES-1.9%
70,600		Infosys Technologies Limited(d)	3,708,591

WIRELESS TELECOMMUNICATION SERVICES-3.6%
1,135,920		Bharti Airtel Limited(d)	7,207,929
		Total India (cost $16,857,224)	16,104,041

No. of
Shares		Description	Value
EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
INDONESIA-3.7%
DIVERSIFIED TELECOMMUNICATION SERVICES-3.7%
7,334,954		PT Telekomunikasi Indonesia Tbk(d) (cost $5,143,018)	$7,346,366

KENYA-3.3%
WIRELESS TELECOMMUNICATION SERVICES-3.3%
106,089,400		Safaricom Limited (cost $5,804,768)	6,596,546

LATIN AMERICA-0.0%
VENTURE CAPITAL-0.0%
2,320,633	(a)	JP Morgan Latin America Capital Partners, L.P.(b)(c)(d)(e)(f) (cost $642,363)	70,037

MALAYSIA-8.4%
CONSTRUCTION MATERIALS-1.2%
772,000		Lafarge Malayan Cement Bhd	2,310,782

WIRELESS TELECOMMUNICATION SERVICES-7.2%
1,000,000		Axiata Group Bhd(d)	2,027,862
7,831,900		Digi.Com Bhd(d)	12,402,362
			14,430,224
		Total Malaysia (cost $8,473,545)	16,741,006

MEXICO-9.5%
TRANSPORTATION INFRASTRUCTURE-1.5%
114,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	3,034,680

WIRELESS TELECOMMUNICATION SERVICES-8.0%
633,996		América Móvil S.A.B. de C.V., Series L, ADR	15,951,339
		Total Mexico (cost $7,701,870)	18,986,019

MOROCCO-2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.2%
348,000		Maroc Telecom(d) (cost $6,244,252)	4,448,633

PHILIPPINES-1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT-1.8%
5,085,000		Ayala Land, Inc.(d) (cost $1,853,554)	3,624,689

RUSSIA-4.7%
WIRELESS TELECOMMUNICATION SERVICES-4.7%
575,000		Mobile Telesystems OJSC(d)	4,884,272
376,759		VimpelCom Limited, ADR	4,524,876
			9,409,148
		Total Russia (cost $6,762,342)	9,409,148

SOUTH AFRICA-7.8%
WIRELESS TELECOMMUNICATION SERVICES-7.8%
793,791		MTN Group Limited(d) (cost $11,862,066)	15,531,033

SOUTH KOREA-3.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-3.6%
9,300		Samsung Electronics Co., Limited(d) (cost $4,763,204)	7,246,918

TAIWAN-8.2%
WIRELESS TELECOMMUNICATION SERVICES-8.2%
4,609,206		Taiwan Mobile Co., Limited(d) (cost $7,915,360)	16,400,095

No. of
Shares		Description	Value
EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
THAILAND-8.5%
CONSTRUCTION MATERIALS-1.7%
215,000		Siam Cement PCL(d)	$3,336,079

WIRELESS TELECOMMUNICATION SERVICES-6.8%
1,915,965		Advanced Info Service Public Co., Limited(d)	13,506,614
		Total Thailand (cost $7,461,365)	16,842,693

TURKEY-2.6%
CONSTRUCTION MATERIALS-1.2%
423,000		Cimsa Cimento Sanayi VE Tica	2,465,245

INDUSTRIAL CONGLOMERATES-1.4%
932,196		Enka Insaat ve Sanayi AS(d)	2,799,199
		Total Turkey (cost $4,121,262)	5,264,444

GLOBAL-0.7%
VENTURE CAPITAL-0.7%
7,248,829	(a)	Emerging Markets Ventures l, L.P.(b)(c)(d)(e)(f)	353,380
2,400,000	(a)	Telesoft Partners II QP, L.P.(b)(c)(d)(f)	1,087,224
		Total Global (cost $3,866,656)	1,440,604
		Total Emerging Countries (cost $143,189,333)	195,314,308

EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN DEVELOPED COUNTRIES-1.5%
ISRAEL-1.5%
SOFTWARE-0.7%
27,000		Check Point Software Technologies Limited(c)	1,350,000

VENTURE CAPITAL-0.8%
1,674,587	(a)	BPA Israel Ventures, LLC(b)(c)(d)(e)(f)	383,067
2,000,000	(a)	Concord Fund I Liquidating Main Trust(b)(c)(d)(f)	102,702
4,000,000	(a)	Concord Ventures Fund II, L.P.(b)(c)(d)(f)	69,352
2,750,000	(a)	Giza GE Venture Fund III, L.P.(b)(c)(d)(f)	409,777
742,434	(a)	Neurone Ventures II, L.P.(b)(c)(d)(e)(f)	162,474
2,001,470	(a)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(b)(c)(d)(f)	320,275
1,375,001	(a)	Walden-Israel Ventures III, L.P.(b)(c)(d)(f)	155,746
			1,603,393
		Total Israel (cost $9,973,944)	2,953,393

UNITED STATES-0.0%
VENTURE CAPITAL-0.0%
1,952,000	(a)	Technology Crossover Ventures IV, L.P.(b)(c)(d)(e)(f) (cost $395,881)	77,370
		Total Developed Countries (cost $10,369,825)	3,030,763
		Total Equity Securities-99.4% (cost $153,559,158)	198,345,071

Principal Amount (000’s)
SHORT-TERM INVESTMENT-0.7%
GRAND CAYMAN-0.7%
$1,302	Wells Fargo, overnight deposit, 0.03%, 02/01/13 (cost $1,302,000)	1,302,000
	Total Investments-100.1% (cost $154,861,158)	199,647,071
	Liabilities in Excess of Cash and Other Assets-(0.1)%	(134,835)
	Net Assets-100.0%	$199,512,236

(a)              Represents contributed capital.

(b)              Restricted security, not readily marketable.

(c)               Non-income producing security.

(d)              Security was fair valued as of January 31, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

(e)               As of January 31, 2013, the aggregate amount of open commitments for the Fund is $2,389,005.

(f)                Illiquid Security.

ADR American Depositary Receipts.

BDR Brazilian Depositary Receipts.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Portfolio of Investments (unaudited)

January 31, 2013

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider.  These factors are used when pricing the Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETF’s, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities. In the absence of readily ascertainable market values these securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2013

The following is a summary of the inputs used as of January 31, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

				Balance as of
Investments, at value	Level 1	Level 2	Level 3	01/31/2013
Long-Term Investments
Construction Materials	$4,776,027	$8,523,600	$—	$13,299,627
Real Estate Management & Development	4,508,399	11,207,695	—	15,716,094
Wireless Telecommunication Services	30,185,647	89,138,815	—	119,324,462
Venture Capital	—	—	3,303,201	3,303,201
Other	18,938,412	27,763,275	—	46,701,687
Short-Term Investments	—	1,302,000	—	1,302,000
Total	$58,408,485	$137,935,385	$3,303,201	$199,647,071

Amounts listed as “-” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures results in transfers between Level 1 and Level 2. For the period ended January 31, 2013, the security issued by Yingde Gases, in the amount of $1,313,835, transferred from Level 2 to Level 1 because there was not a fair value factor applied at January 31, 2013. For the period ended January 31, 2013, there have been no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

				Change in
	Balance	Accrued		unrealized			Transfers	Transfers	Balance as
Investments, at	as of	discounts/	Realized	appreciation/	Capital	Distributions/	into	out of	of
value	10/31/2012	premiums	gain/(loss)	(depreciation)	Contributed	Sales	Level 3	Level 3	01/31/2013
Venture Capital	$3,842,416	$—	$—	$(95,957)	$—	$(443,258)	$—	$—	$3,303,201
Total	$3,842,416	$—	$—	$(95,957)	$—	$(443,258)	$—	$—	$3,303,201

Change in unrealized appreciation/depreciation relating to Level 3 investments still held at January 31, 2013 is $(95,957).

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2013

Below is a chart of the Venture Capital Securities, which as noted above are also considered restricted securities.

Security	Acquisition Date(s)	Cost	Fair Value At 01/31/13	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 - 12/09/05	$1,073,910	$383,067	0.19	$183,866	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 - 09/29/00	1,194,752	102,702	0.05	1,386,596	—
Concord Ventures Fund II, L.P.	03/29/00 - 12/15/06	2,306,018	69,352	0.03	995,544	—
Emerging Markets Ventures I, L.P.	01/22/98 - 01/10/06	2,581,074	353,380	0.18	7,446,285	851,171
Giza GE Venture Fund III, L.P.	01/31/00 - 11/23/06	1,765,654	409,777	0.21	770,820	—
JP Morgan Latin America Capital Partners, L.P.	04/10/00 - 03/20/08	642,363	70,037	0.04	2,396,384	467,789
Neurone Ventures II, L.P.	11/24/00 - 12/21/10	205,067	162,474	0.08	401,833	18,750
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 - 08/12/08	1,454,016	320,275	0.16	704,018	—
Technology Crossover Ventures IV, L.P.	03/08/00 - 09/27/10	395,881	77,370	0.04	2,931,666	48,000
Telesoft Partners II QP, L.P.	07/14/00 - 03/01/10	1,285,581	1,087,224	0.54	1,109,561	—
TVG Asian Communications Fund II, L.P.	06/07/00 - 10/27/05	711,954	111,797	0.06	3,689,401	377,882
Walden-Israel Ventures III, L.P.	02/23/01 - 10/20/10	784,505	155,746	0.08	1,218,384	—
Total		$14,400,775	$3,303,201	1.66	$23,234,358	$2,389,005

The Fund may incur certain costs in connection with the disposition of the above securities.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, expenses incurred from the partnership, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value
	at 01/31/13	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
		Partner Capital Value/Net
Venture Capital	$3,303,201	Asset Value	Expenses	$0 - ($6,585)
			Capital Calls & Distributions	$0 - ($89,345)

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)                                   market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)                              purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign currency transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

January 31, 2013

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost:

At January 31, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $154,861,158, $65,362,238, $(20,576,325) and $44,785,913, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

(g) Subsequent Events:

On March 14, 2013 Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. announced that its shareholders have voted in the affirmative along with the Board of Directors to change certain investment policies of the Fund.

As a result of these policy changes, effective March 15, 2013, the Fund’s new investment policies are: as a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion. The Fund may, at the full discretion of the Adviser, focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The portion of the Fund’s portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Adviser’s view of current market conditions. The Fund will not concentrate its investments in any industry or group of industries. The Fund invests in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depository receipts and rights and warrants to buy common stock. As a fundamental investment restriction, the Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The approved changes will not alter the Fund’s investment objective of seeking long-term capital appreciation.

To reflect the new investment policies, the Fund’s name will change to Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. The Fund will continue to trade on the NYSE MKT under its current ticker symbol (ETF).

Item 2: Controls and Procedures

(a)  It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

(Formerly, Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.)

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

March 26, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

March 26, 2013